SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  July 31, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


            DELAWARE                    001-15253               43-1804048
-------------------------------   --------------------    ----------------------
  (State or other jurisdiction    (Commission file            (IRS Employer
        of incorporation)                number)          Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.    Document
                 (99)           Additional Exhibits

                 99.1           News  release  issued by Stilwell Financial Inc.
                                dated August 1, 2001 reporting: i) ending assets under management on July 31, 2001; ii) average assets under management for the month ended July 31, 2001; iii) average assets under management for the seven months ended
                                July 31, 2001


Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated August 1, 2001, reporting ending assets under management on July 31, 2001, average assets under management for the month ended July 31, 2001 and average assets under management for the seven months ended July 31, 2001.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Stilwell Financial Inc.


Date: August 9, 2001             By:         /s/  Douglas E. Nickerson
                                    -------------------------------------------
                                               Douglas E. Nickerson
                                           Vice President and Controller
                                          (Principal Accounting Officer)